UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 25, 2009

SMURFIT-STONE CONTAINER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23876	43-1531401
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

150 North Michigan Avenue

Chicago, Illinois 60601

(Address of principal executive offices)  (Zip Code)

(312) 346-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.                                       Entry into a Material Definitive Agreement.

As previously reported by Smurfit-Stone Container Corporation (the “Company”) on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 30, 2009, the United States Bankruptcy Court in Wilmington, Delaware (the “Court”) granted interim approval on January 27, 2009, authorizing the Company and certain of its affiliates to enter into the Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent and Canadian collateral agent, and the lenders from time to time party thereto (the “DIP Credit Agreement”).  On January 28, 2009 the Company, certain Company affiliates and other parties entered into the DIP Credit Agreement, subject to final approval by the Court.

On February 23, 2009, the Court granted final approval of the DIP Credit Agreement.  Also on February 23, 2009, the Company issued a press release announcing the Court’s approval.  A copy of this press release is attached to this Current Report as Exhibit 99.1.

On February 25, 2009, the parties to the DIP Credit Agreement executed the First Amendment to Credit Agreement and to Security and Pledge Agreement (“First Amendment to DIP Credit Agreement”), to, upon the satisfaction of certain conditions precedent, effect modifications to the DIP Credit Agreement in the form of an amendment and restatement of such agreement.  On February 25, 2009, upon the satisfaction of the conditions precedent in the First Amendment to DIP Credit Agreement, the provisions of the First Amendment to DIP Credit Agreement became effective, and the DIP Credit Agreement was amended and restated in the form of the Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent and Canadian collateral agent, and the lenders from time to time party thereto (the “Amended DIP Credit Agreement”).

The Amended DIP Credit Agreement provides for borrowings up to an aggregate committed amount of $750 million, consisting of a $400 million U.S. term loan for borrowings by Smurfit-Stone Container Enterprises, Inc. (“SSCE”); a $35 million Canadian term loan for borrowings by Smurfit-Stone Container Canada Inc. (“SSC Canada”); a $215 million U.S. revolving credit facility for borrowings by SSCE and/or SSC Canada; a $35 million U.S. revolving credit and letter of credit facility for borrowings by SSCE and/or SSC Canada; and a $65 million Canadian revolving credit and letter of credit facility for borrowings by SSCE and/or SSC Canada.

On February 27, 2009, the parties to the Amended DIP Credit Agreement executed the First Amendment to Amended and Restated Credit Agreement (the “First Amendment to Amended DIP Credit Agreement”).  The First Amendment to Amended DIP Credit Agreement conformed certain provisions of the Amended DIP Credit Agreement to the Court’s final order issued in connection with its approval of the DIP Credit Agreement.

Except as otherwise set forth in this Item 1.01, the material terms of the Amended DIP Credit Agreement are the same as those set forth in the DIP Credit Agreement.  The material terms of the DIP Credit Agreement are described in the Company’s Current Report on Form 8-K filed with the SEC on January 30, 2009, and are incorporated herein by reference.

The foregoing descriptions of the material terms of the First Amendment to DIP Credit Agreement, the Amended DIP Credit Agreement and the First Amendment to Amended DIP Credit Agreement do not purport to be complete and are qualified by reference to the full texts of such documents, copies of which are attached to this Current Report as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

Item 2.02.                                       Results of Operations and Financial Condition.

On March 2, 2009, the Company filed with the SEC a Notification of Late Filing on Form 12b-25 (the “Notice”) with respect to its Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Annual Report”) stating that it would not be able to timely file the 2008 Annual Report without unreasonable effort or expense.  A copy of the Notice is attached to this Current Report as Exhibit 99.2.  The response set forth in the Notice under Part IV, Question 3 contains information about the Company’s results of operations for the quarter and year ended December 31, 2008, which information is incorporated herein by reference.

On March 2, 2009, the Company issued a press release announcing the filing of the Notice with respect to the 2008 Annual Report and disclosing certain information relating to the Company’s results of operations for the quarter ended December 31, 2008.  A copy of this press release is attached to this Current Report as Exhibit 99.3 and incorporated herein by reference. The Company intends to file the 2008 Annual Report on or before March 17, 2009.

The information incorporated by reference in this Item 2.02 is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 2.03.                                       Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K regarding the Amended DIP Credit Agreement and related amendments is incorporated herein by reference into this Item 2.03.

Item 2.06.                                       Material Impairments.

The response set forth under Part IV, Question 3 of the Notice indicates that the Company expects to record impairment charges related to its goodwill and intangible assets.  Such information is incorporated herein by reference.

Item 9.01.                                       Financial Statements and Exhibits.

(d)                             Exhibits.

Exhibit No.	Description of Exhibit

10.1	First Amendment to Credit Agreement and to Security and Pledge Agreement, dated as of February 25, 2009.

10.2	Amended and Restated Credit Agreement, effective as of February 25, 2009.

10.3	First Amendment to Amended and Restated Credit Agreement, dated as of February 27, 2009.

99.1	Press Release relating to the Credit Agreement issued by the Company on February 23, 2009.

99.2	Form 12b-25 filed with the SEC on March 2, 2009.

99.3	Press Release relating to the Notification of Late Filing issued by the Company on March 2, 2009.

Forward-looking statements

This Current Report on Form 8-K (including the exhibits) may contain forward-looking statements within the meaning of the federal securities laws, including statements regarding the intent, belief or current expectations of the Company and its management which are made with words such as “will,” “expect,” “believe,” and similar words. These forward-looking statements involve a number of risks, uncertainties and other factors, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Important factors that could cause the actual results of operations or financial condition of the Company to differ from expectations include: (i) the Company’s ability to continue as a going concern; (ii) the ability of the Company to operate pursuant to the terms of the DIP Credit Agreement, as amended; (iii) the Company’s ability to obtain court approval with respect to motions in its Chapter 11 cases; (iv) the ability of the Company to develop, confirm and consummate one or more plans of reorganization with respect to its Chapter 11 cases; (v) the ability of the Company to obtain and maintain normal terms with vendors and service providers; (vi) the Company’s ability to maintain contracts that are critical to its operations; (vii) the potential adverse impact of its Chapter 11 cases on the Company’s liquidity or results of operations; (viii) the ability of the Company to fund and execute its business plan; (ix) the ability of the Company to attract, motivate and/or retain key executives and employees; and (x) other risks and factors regarding the Company described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as updated from time to time in the Company’s SEC filings. The Company does not intend to review, revise, or update any particular forward-looking statements in light of future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 2, 2009

SMURFIT-STONE CONTAINER CORPORATION

		By:	/s/ Craig A. Hunt
		Name:	Craig A. Hunt
		Title:	Senior Vice President, Secretary and
General Counsel